UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 12, 2026

SHARONAI HOLDINGS INC.

(Exact name of registrant as specified in its charter)

Delaware	001-43129	41-2349750
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

745 Fifth Avenue, Suite 500,

New York, NY 10151

(Address of principal executive offices, including zip code)

(347) 212-5075

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Ordinary Common Stock, $0.0001 par value	SHAZ	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On June 12, 2026, SharonAI Holdings Inc. (the “Company,” “we,” “us” or “our”) issued a press release announcing a six-year strategic compute collaboration with NVIDIA Corporation (“NVIDIA”) pursuant to a Master Cloud Services Agreement and Order Form 1 dated June 8, 2026 (the “NVIDIA Agreement”), which has a contract value of up to $4.88 billion. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The Company’s ability to realize the anticipated benefits of the NVIDIA Agreement depends on its successful and timely procurement, delivery, installation, testing and acceptance of large-scale GPU cluster infrastructure and its ongoing ability to meet operational requirements, including minimum infrastructure availability performance thresholds and repair timelines. The GPU cluster infrastructure for the NVIDIA Agreement is required to be delivered and accepted in multiple phases and all phases are required to terminate on the same date regardless of when delivered and accepted. Failures in any of these areas could result in reduced revenue, increased costs, contractual remedies (including termination in certain circumstances) and reputational harm. In addition, the arrangements contemplate that certain capacity reserved for NVIDIA may be sold to third parties and include revenue share, reporting and audit mechanics that may increase administrative burden, create disputes and make revenues and cash flows less predictable. The relationship is also subject to export controls, permitting and other regulatory requirements, and cybersecurity and data protection risks. The NVIDIA Agreement may be terminated by either party upon a material breach, which includes, among other things, frequent instances of GPU cluster unavailability, or upon certain events of insolvency or material adverse changes in financial condition. While the Company will be entitled an opportunity to cure certain material breaches (not all) within the applicable grace period, any events giving rise to a material breach may be out of the Company’s control, and the Company may not be able to cure any material breach to the satisfaction of NVIDIA. The NVIDIA Agreement also contains customary provisions regarding representations and warranties, indemnification, and limitations on liabilities. In addition to the NVIDIA Agreement, NVIDIA supplies the Company with NVIDIA GPUs.

In addition, the Company will need to secure financing (which may be in the form of debt and/or equity) including secured or asset-backed options in connection with the NVIDIA Agreement or other customer engagements, or other financing related to such engagements to deliver such deployments to meet customer demand. Although the Company has entered into, and expects to continue to pursue, longer-term customer arrangements, including multi-year agreements that may involve significant capital expenditures, technical requirements, service level commitments and capacity reservations, the Company has limited experience in delivering, implementing and managing such contracts at scale. These arrangements will require substantial upfront capital expenditures, long-term infrastructure commitments and ongoing operational support, and may expose the Company to performance obligations, service credits, penalties, termination rights, pricing adjustments and other contractual liabilities. Longer-term contracts also require the Company to forecast customer demand, utilization levels, costs and technological developments over extended periods, and our assumptions may prove inaccurate. Although NVIDIA computing and the CUDA software stack are widely adopted and continuously refreshed over their life cycle, and the underlying infrastructure is designed for a long economic life, our long-term plans depend in part on the continued strength and evolution of these NVIDIA platforms and on our ability to capitalize on them. Furthermore, the NVIDIA Agreement imposes near-term delivery requirements on a compressed timeline. The Company’s limited experience with arrangements of this nature may make it more difficult to evaluate the risks and costs associated with any such expansion, and the terms on which any expansion occurs may be less favorable than those under our existing arrangements.

By filing this Current Report on Form 8-K and furnishing the information contained herein, the Company makes no admission as to the materiality of any information in this report that is required to be disclosed solely by reason of Regulation FD. The information presented in Item 7.01 of this Current Report on Form 8-K and Exhibit 99.1 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, unless the Company specifically states that the information is to be considered “filed” under the Exchange Act or specifically incorporates it by reference into a filing under the Securities Act of 1933, as amended, or the Exchange Act.

The description of the press release is only a summary and is qualified in its entirety by reference to the full text of such document, which is included as an exhibit to this Current Report on Form 8-K and which is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release dated June 12, 2026
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

The Company cautions that statements in this report and its exhibits that are not a description of historical fact are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words referencing future events or circumstances such as “expect,” “intend,” “plan,” “anticipate,” “believe,” and “will,” among others. Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. These forward-looking statements are based upon the Company’s current expectations and involve assumptions that may never materialize or may prove to be incorrect. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of various risks and uncertainties. More detailed information about the risks and uncertainties affecting the Company is contained under the heading “Risk Factors” included in the Company’s reports and filings made with the SEC. One should not place undue reliance on these forward-looking statements, which speak only as of the date on which they were made. Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. The Company undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made, except as may be required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SHARONAI HOLDINGS INC.

	By:	/s/ James Manning
	Name:	James Manning
	Title:	Chief Executive Officer

Date: June 12, 2026

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